EXHIBIT 7.1

SHAREHOLDERS OF THE COMPANY

Shareholders of Baynon International Corp.

Name:

Number of Shares:

A G Edwards & Sons Inc.

3

Abel, Alan

20

Acampora, Henrietta

9

Advest Inc

10

Agoglia, John

600

Agoglia, Richard

400

Agoglia, John, Jr.

400

Alexander, David

17

Allmendinger, Frances

5

Allmendinger, William Jr

7

Applebaum, Phoebe

83

Arahovites, Louis

17

Avedisian, Leo

67

Backer, William

33

Baer, Sara

50

Baffa, Robert

600

Baffa, Patricia

600

Baffa, Robert Jr

400

Balin, Theodore

72

Barrett, James

5,000

Barrett, William

6

Baum, Jules

33

Baynon Development Company

40,000

Baynon Drilling & Exploration

40,000

Baynon Energy Inc

40,000

Baynon Leasing Inc

40,000

Beaton, Ronald

1,333

Behnen, Becky

60,000

Behnen, Mark

20,000

Behnen Trust, Jack & Benny

72,961

Black, Morris

16

Bloomberg, David

3

Blyth, Eastman Paine Webber

10

Boerger, Ronald

9

Boggs, Susan

400

Bonnadonna, Peter

3

Borgio, Anthony

600

Borgio, Carmela

600

Borgio, Russell

300

Borgio, Danni-fan

300

Borofsky, Robert

667

Bowman, Robert

47

Bowman, Robert Cust. f/b/o Dale

10

Bowman, Robert Cust. f/b/o Jay

7

Brady, Thomas

6

Braverman, Sam

33

Brocato, Joe

400

Burke, Walter

8

Bursk, Edward

40

Butler, Gregg

83

Calasibetta, John

133

Calleri, Steven

3

Calwhite, Phyllis

300,000

Campaniello, Michael

33

Carchia, Carla

400

Catizone, Pat

1,447,815

Catizone, Carmine

3,000,000

Catizone, Barbara

1,000,000

Catizone, Raffaele

1,000,000

Catizone, Teresa

1,000,000

Catizone, Carmine Cust. f/b/o Sherri

500,000

Catizone, Carmine Cust. f/b/o Carrie

500,000

Cede & Co

5,702

Christian Freedom Foundation

13

Clark, John

117

Cohen, Richard

167

Cohn, Richard

3

Collins, Henry

400

Colon, Evelyn

333

Conforth, Robyn

1,000,000

Conforth, Gina

1,000,000

Conforth, Robyn A.

850,000

Connolly, Fran

400

Consolo, Gaetano

167

Contino, Joseph

3

Conforte, Joseph

1,274,000

Conforte, Nick

300

Corforte, Tony

600

Corforte, Rose

600

Corforte, Chris

600

Corforte, Henry

600

Corforte, Louise

600

Corforte, Joseph

300

Corforte, Jennifer

300

Corforte, John

600

Corforte, Pauline

600

Corforte, Jodi

300

Corforte, Josephine

600

Corforte, Michael

100,600

Corforte, Lyndell

600

Corforte, Nicholas

600

Corforte, Catherine

600

Corforte, John Jr

300

Costello, Harold Sr

9

Cowen & Co

47

Crosby, George

255

Crowley, John C/f

3

Cuccinelli, Eleanor

33

Cuccinelli, Joseph

17

Dahl, William

7

Dean Witter Reynolds Inc

13

Deblasio, Marcel

33

Defeo, Josephine

600

Del Dotto, Robert J

3

Delgatto, Al

400

Delgatto, Doris

400

Demeo, John

600

Demeo, Janice

600

Desman, Daniel

8

Devaney, Rose Ann

3

Didato, Theresa

27

Dominguez, Louise

117

Dotzler, Gerhardt

33

Drissell, Q. Keith

3

Dugan, Margaret

5

E.F. Hutton & Co Inc.

1

Eastern Seafood Dist

1,333

Encizo, Manuel

3

Eroh, Eugene F

3

Execo

11

Faherty, Marc

50

Faherty, Richard

83

Faherty, Walter

22

Feldman, Herbert

13

Ferrairo, Beverly

27

Figler, Burton

11

Fineberg, Gerald

167

Finkeldey, C. Arno

17

Finnerty, Michael

6

First Bergen Investors Co

3

Fitzpatrick, Associated

278

Ford, Tammy J

680

Freeman, Richard

834

Friedman, Leonard

83

Friedman, Ludwig

30

Gajdzisz, William

5

Gallagher, Joseph

33

Galli, Albert

600

Galli, Marie

600

Gallo, Joseph P.

300

Gallo, Joseph C.

300

Gallo, Stephanie

300

Gallof, Joel

167

Galvin, James

7

Geier, Darrel

400

Generelli, Daniel

50,000

Giangiobbe, Mary

600

Giangiobbe, Dan

400

Giganti, Carmine

300

Giganti, John

300

Giganti, Chris

300

Gil Company

6

Gillen, Robert

17

Gioia, Andrew

138,640

Giordano, Theresa

3

Giordano, Vincent

10

Giordano, Joseph Cust Fbo Robert

27

Glinka, Joseph

33

Glynn, Kieran

300,000

Goldberg, Robert

108

Goldman, Edward

102

Goldner, Leonard

18

Gordon, Carol

15

Goulet, Ray

400

Goulet, Guy

300

Goulet, Richard

300

Green, Richard

75

Greenburg, Harry

7

Grell, Theodore

17

Gressio, Richard

333

Gross, Norman

3

Gruber, William

40

Guitarini, Francis

167

Hale, James

667

Halpern, Minnie

7

Harris, R. Jay

10

Harris, Stewart

13

Harris, Robert E

17

Helman, a Matthew

85

Herer, Max

10

Herman, Clifford

33

Herman, Theodore L.

10

Herriott, Richard

40

Hovjacky, Marie

10

Hukins, Harold

6

Hurwitz, Jerome

3

Imm Associates

3

Ippolito, Cheryl

500

Ippolito, Nicholas

500

Ishihara, Loren

400

Jacobson, Michael

5

Jaffee, Richard

100

Jalbert, Ronald

5

James, Charles

7

Jobst, Walter

6

Kamens, Joel

8

Kassan, Arthur

17

Katzman, Harold

27

Kaufman, Fiuma

333

Kaufman, Marcia

83

Kelly, John

3

Koch, Larraine

9

Kohlmeyer & Co

12

Kolacy, Maria Cust. f/b/o Amanda

100,000

Kolacy, Maria Cust. f/b/o Elyse

100,000

Koresky, Edward

66

Kray & Co

33

Kugel, Ralph

3

Kuperstein, David

167

Laky, William

7

Lansing, John

20

Larafano, Philip

333

Laramee, Marcel

6

Larrubia, Maria

83

Larrubia, Joseph

50

Laura, Christian D.

9,167

Laura, James F.

824

Laura, James F, Ii

50,000

Laura, Christian Trustee

10,000

Laura, James F. Trustee

10,000

Laura, Christian Trustee f/b/o Nickolas

10,000

Laura, James F Trustee f/b/o Christie Ann

9,667

Lazarus, Marion

3

Lazzerini, Barry

333

Le Nobel, Raymond

167

Levine, Stephen

40

Levy, Howard

8

Lewis, Edgar

140

Logan, John

57

Loth, Clark

133

Lowe, Ronald

300

Lowe, Betty

300

Lupoli, Geraldine

17

Magnes, Michael

5

Mahoney, John

17

Manning, Wheeler

3

Manzone, Louis

667

Marks, Arthur

167

Martarano, Louis

3

Martiney, Joseph

4

Masino, Thomas

600

Masino, Robert

600

Masino, Joseph

400

Maxwell, Kathleen

33

McCall, James

33

Mcnulty, Paul

133

Mehrman, Sheldon

27

Mende, Leonard

67

Mendes, Basil

7

Merone, Joseph

90

Miller, David

47

Miller, Hallie

7

Minton, Robert

8

Mishell, Michale

333

Molyneaux, Anthony Cust. f/b/o Gregory

5

Morgan, James

33

Murray, James

33

NCC & Co

57

North American Trading

167

NPN Corp

100,000

Oakes, Walter

66

Oleson, Cherlyn

400

Orphanus, Charles

17

Orr, Joan

400

P M Company

6,333

Papa, Theresa

400

Papa, Peter Jr

400

Papa, Peter Sr

400

Partington, Marie

100

Patch, David

3

Patierno, Serafina

600

Pearlman, Herbert

17

Peed, Billy

14

Pelle, Anthony

2

Pelliccio, Joseph

600

Pelliccio, Carol

600

Pelliccio, Anthony

600

Pelliccio, Andrea

600

Pelliccio, Alissa

600

Pepe, Ann

6

Perez, John

600

Perez, Michael

400

Perez, Ann

400

Perez, John Jr

400

Perfect, Thomas

20

Petroff, Peter

400

Pierce, William

50

Pinezich, Marco

6

Pizzi, Michael

10

Planco, B I

6

Posin, Leonard

3

Pressman, Joseph

17

Presutti, Daniel

4

Presutti, Louis

3

Prezioso, Robert

3

Principe, Raymond

153

Ranmazzisi, Angelo

333

Raybeck, Herbert

7

Reeber, Rona

6

Reese, Marie

300

Reima, Frances

13

Reina, Theodore

13

Research & Planning Institute

17

Reuter, Henry

2

Richman, Eugene

3

Ritchie, Kenneth

3

Rivera, Henry

60

Robbins, Anne

396

Robbins, Michelle

6

Rosenberg, Roger

150,000

Rosenthal, George

17

Rossi, Paul

167

Rothbert, Ira Cust. f/b/o Eric

15

Rothseid, Rick

7

Rowe, William

10

Russell, Jim

300

Russell, Marie

300

Russell, Jimmy

300

Sable, Benjamin

31

Salbo, Mildred

33

Salinsky, Joel

7

Salzberg, Anne

7

Sanchez, Jaime

7

Sarni, Pasqualino

850

Savage, Helaine

68

Savage, Louise

68

Scarpone, Vincent

7

Scharmett, Fay

22

Schell, John

3

Schmidt, Herbert

37

Schmidt, Herbert

5

Schnettler, Max

7

Schweiger, Sophie

3

Schweiger, Fred

2

Seelinger, Charles

667

Senzino, Carmine

7

Shatzman, Bernard

17

Shatzman, Eileen

11

Shawshank Holding Ltd

3,000,000

Shearson Hayden Stone

10

Sheehan, Carol

400

Shenuski, Michael

13

Shikles, Jack

17

Smith, Howard

7

Smolar, Howard

333

Solomon, Nathaniel

7

Spack, Gilbert

75

Spatola, Carmel

17

Spear Leeds & Kellogg

65

Spivak, Jerome

5

St Thomasino, Gregory

600

Stanzione, Keri

300

Stanzione, Frank

600

Stanzione, Patricia

600

Stanzione, Frank Jr

300

Starr, Eric

33

Stasio, Joseph

667

Sterling & Company

6,800

Sterns, David

167

Stuart, Beverly

15,000

Sujkowski, David

400

Sujkowski, Darlene

400

Sunberg, Donald

7

Tanney, Robert

17

Tasanarini, Ronald

833

Tashjian, John

33

Tashjian, Mildred

175

Tashjian, Mildred Trustee Charles

583

Tashjian, Mildred, Trustee Michael

583

Tashjian, Mildred, Trustee David

583

Tavitian, Steven

167

The Plain Assoc

167

Thomas, James

2

Tormey, Marie

3

Trozzi, Fred

200

Turbane, Donald

3

Tuson, David

3

Universal Consultants Inc

499

Vaisco

17

Vallone, Michele

10

Van Alen & Co

3

Varga, Michael Jr

3

Visan, Mark

7

Wagner, John Jr

16

Waldman, Robert

167

Ward, Donald

34

Wasserman, Herbert

29

Weiner, Sidney

10

Weiss, Harvey

167

Wermick, Frank

600

Whittaker, May

400

Wiggins, Jack A.

100,000

Williams, William

300

Wine, Lillian Cust. f/b/o Sherree

67

Winer, Milton

6

Wittern, Rolf

12

Woll, Lawrence

40

Woo, Eva Lee Trust Dated 5/22/92

17

Zaharios, Michael

3

Zarcone, Salvatore

2

Zelcer, Goldie Cust. f/b/o Nathan

3

Zoda, Francis

302

Zullo, Antonio

7